United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-4743

(Investment Company Act File Number)

Federated Equity Income Fund, Inc.
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/2010

Date of Reporting Period: 11/30/2010

Item 1.                      Reports to Stockholders

Federated Equity Income Fund, Inc.

Established 1986

ANNUAL SHAREHOLDER REPORT

November 30, 2010

Class A Shares
Class B Shares
Class C Shares
Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS

EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$15.70	$13.94	$21.38	$21.17	$17.77
Income From Investment Operations:
Net investment income	0.45[1]	0.47[1]	0.54	0.52	0.49
Net realized and unrealized gain (loss) on investments, written options, futures contracts and foreign currency transactions	0.28	1.74	(6.76)	0.30	3.36
TOTAL FROM INVESTMENT OPERATIONS	0.73	2.21	(6.22)	0.82	3.85
Less Distributions:
Distributions from net investment income	(0.48)	(0.45)	(0.58)	(0.61)	(0.45)
Distributions from net realized gain on investments, written options and foreign currency transactions	—	—	(0.64)	—	—
Return of capital[2]	—	—	(0.01)[1]	—	—
TOTAL DISTRIBUTIONS	(0.48)	(0.45)	(1.23)	(0.61)	(0.45)
Regulatory Settlement Proceeds	—	—	0.01[3]	—	—
Net Asset Value, End of Period	$15.95	$15.70	$13.94	$21.38	$21.17
Total Return[4]	4.80%	16.31%	(30.59)%[3]	3.87%	21.95%
Ratios to Average Net Assets:
Net expenses[5]	1.13%	1.13%	1.13%	1.11%	1.14%
Net investment income	2.87%	3.39%	2.91%	2.36%	2.56%
Expense waiver/reimbursement[6]	0.10%	0.14%	0.03%	0.02%	0.00%[7]
Supplemental Data:
Net assets, end of period (000 omitted)	$351,449	$458,581	$479,742	$778,882	$786,606
Portfolio turnover	109%	118%	121%	101%	60%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.09% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.12%, 1.09%, 1.12%, 1.10% and 1.13%, for the years ended November 30, 2010, 2009, 2008, 2007 and 2006, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$15.68	$13.92	$21.35	$21.16	$17.76
Income From Investment Operations:
Net investment income	0.32[1]	0.35[1]	0.42	0.38	0.37
Net realized and unrealized gain (loss) on investments, written options, futures contracts and foreign currency transactions	0.29	1.74	(6.77)	0.25	3.33
TOTAL FROM INVESTMENT OPERATIONS	0.61	2.09	(6.35)	0.63	3.70
Less Distributions:
Distributions from net investment income	(0.36)	(0.33)	(0.44)	(0.44)	(0.30)
Distributions from net realized gain on investments, written options and foreign currency transactions	—	—	(0.64)	—	—
Return of capital[2]	—	—	(0.01)[1]	—	—
TOTAL DISTRIBUTIONS	(0.36)	(0.33)	(1.09)	(0.44)	(0.30)
Regulatory Settlement Proceeds	—	—	0.01[3]	—	—
Net Asset Value, End of Period	$15.93	$15.68	$13.92	$21.35	$21.16
Total Return[4]	3.97%	15.34%	(31.14)%[3]	2.99%	21.03%
Ratios to Average Net Assets:
Net expenses[5]	1.96%	1.98%	1.90%	1.87%	1.89%
Net investment income	2.04%	2.54%	2.09%	1.58%	1.66%
Expense waiver/reimbursement[6]	0.02%	0.04%	0.02%	0.02%	0.00%[7]
Supplemental Data:
Net assets, end of period (000 omitted)	$27,521	$37,337	$59,106	$159,076	$229,906
Portfolio turnover	109%	118%	121%	101%	60%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.09% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.95%, 1.94%, 1.89%, 1.86% and 1.88%, for the years ended November 30, 2010, 2009, 2008, 2007 and 2006, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$15.70	$13.93	$21.37	$21.18	$17.77
Income From Investment Operations:
Net investment income	0.33[1]	0.35[1]	0.39	0.36	0.35
Net realized and unrealized gain (loss) on investments, written options, futures contracts and foreign currency transactions	0.28	1.75	(6.75)	0.28	3.36
TOTAL FROM INVESTMENT OPERATIONS	0.61	2.10	(6.36)	0.64	3.71
Less Distributions:
Distributions from net investment income	(0.36)	(0.33)	(0.44)	(0.45)	(0.30)
Distributions from net realized gain on investments, written options and foreign currency transactions	—	—	(0.64)	—	—
Return of capital[2]	—	—	(0.01)[1]	—	—
TOTAL DISTRIBUTIONS	(0.36)	(0.33)	(1.09)	(0.45)	(0.30)
Regulatory Settlement Proceeds	—	—	0.01[3]	—	—
Net Asset Value, End of Period	$15.95	$15.70	$13.93	$21.37	$21.18
Total Return[4]	3.97%	15.41%	(31.15)%[3]	2.99%	21.09%
Ratios to Average Net Assets:
Net expenses[5]	1.96%	1.98%	1.89%	1.86%	1.89%
Net investment income	2.08%	2.54%	2.14%	1.61%	1.77%
Expense waiver/reimbursement[6]	0.02%	0.04%	0.02%	0.02%	0.00%[7]
Supplemental Data:
Net assets, end of period (000 omitted)	$33,660	$37,621	$37,333	$68,742	$74,174
Portfolio turnover	109%	118%	121%	101%	60%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.05% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.95%, 1.94%, 1.88%, 1.85% and 1.88%, for the years ended November 30, 2010, 2009, 2008, 2007 and 2006, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$15.71	$13.95	$21.39	$21.19	$17.78
Income From Investment Operations:
Net investment income	0.41[1]	0.42[1]	0.49	0.48	0.44
Net realized and unrealized gain (loss) on investments, written options, futures contracts and foreign currency transactions	0.27	1.74	(6.75)	0.28	3.37
TOTAL FROM INVESTMENT OPERATIONS	0.68	2.16	(6.26)	0.76	3.81
Less Distributions:
Distributions from net investment income	(0.43)	(0.40)	(0.54)	(0.56)	(0.40)
Distributions from net realized gain on investments, written options and foreign currency transactions	—	—	(0.64)	—	—
Return of capital[2]	—	—	(0.01)[1]	—	—
TOTAL DISTRIBUTIONS	(0.43)	(0.40)	(1.19)	(0.56)	(0.40)
Regulatory Settlement Proceeds	—	—	0.01[3]	—	—
Net Asset Value, End of Period	$15.96	$15.71	$13.95	$21.39	$21.19
Total Return[4]	4.45%	15.90%	(30.76)%[3]	3.56%	21.69%
Ratios to Average Net Assets:
Net expenses[5]	1.46%	1.48%	1.39%	1.36%	1.38%
Net investment income	2.58%	3.04%	2.65%	2.09%	2.32%
Expense waiver/reimbursement[6]	0.02%	0.04%	0.02%	0.02%	0.00%[7]
Supplemental Data:
Net assets, end of period (000 omitted)	$22,586	$24,172	$22,615	$38,005	$47,464
Portfolio turnover	109%	118%	121%	101%	60%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.09% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.45%, 1.44%, 1.38%, 1.35% and 1.37%, for the years ended November 30, 2010, 2009, 2008, 2007 and 2006, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2010 to November 30, 2010.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2010	Ending Account Value 11/30/2010	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,068.40	$5.86
Class B Shares	$1,000	$1,064.10	$10.14
Class C Shares	$1,000	$1,064.00	$10.14
Class F Shares	$1,000	$1,066.60	$7.56
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.40	$5.72
Class B Shares	$1,000	$1,015.24	$9.90
Class C Shares	$1,000	$1,015.24	$9.90
Class F Shares	$1,000	$1,017.75	$7.38
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.13%
Class B Shares	1.96%
Class C Shares	1.96%
Class F Shares	1.46%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance (unaudited)

The Fund's total returns, based on net asset value, for the 12-month reporting period ended November 30, 2010, were 4.80% for Class A Shares, 3.97% for Class B Shares, 3.97% for Class C Shares and 4.45% for Class F Shares. The total returns of the Fund's benchmark index composed of 90% Russell 1000® Value Index and 10% Bank of America Merrill Lynch 3-Month T-Bill Index (the “Benchmark”),1 returned 8.24% during the 12-month reporting period. These returns were less than the 10.17% total return of the Lipper Equity Income Funds Average.2

The Fund's investment strategy focused on income earning investments, specifically high-quality, dividend-paying stocks3 to achieve the Fund's objective to provide above average income and capital appreciation.

The following discussion will focus on the performance of the Fund's Class A Shares. The 4.80% total return of the Class A Shares for the reporting period consisted of 1.59% in price appreciation and 3.21% in reinvested dividends.

1	The Fund's Benchmark is a blended index comprised of the Russell 1000® Value Index and the Bank of America Merrill Lynch 3-Month T-Bill Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Bank of America Merrill Lynch 3-Month T-Bill Index is an unmanaged index tracking short-term government securities. The indexes are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which are not reflected in the total return of the Benchmark.
2	Lipper figures represent the average total returns reported by all mutual Funds designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges. Investments cannot be made directly in an average.
3	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks.
Annual Shareholder Report

MARKET OVERVIEW

During the 12-month reporting period, global equity markets experienced extreme volatility. The first half of the Fund's fiscal year was characterized, in general, by improving equity markets, hope of an economic recovery and continued company profitability. However, by April 2010, persistent worries regarding European sovereign risk contagion, U.S. financial reform uncertainties, continued policy tightening in China, and mixed U.S. economic news releases all contributed to a significant negative market correction. During this period, investors also endured the U.S. market “flash crash,” the ongoing BP oil spill crises in the Gulf of Mexico and the end of the first home buyer tax credit, all of which further damaged the consumer and market confidence. By September 2010, investors' fear of an economic “double dip” recession began to subside driven by regulatory clarity in the financial sector and improving profitability trends reported by companies. Additionally in November, the Federal Reserve announced a second round of quantitative easing to further stimulate the economy. The equity markets have since maintained an upward trajectory into the latter part of 2010.

The S&P 500 Index4 returned 9.94% and the Nasdaq Composite Index5 returned 17.68% for the reporting period. In general, for the full fiscal year, growth outperformed value and cyclical stocks outperformed stocks defensively driven. The S&P 500 Index's performance in the Consumer Discretionary, Industrials, and Telecommunications sectors dominated weak performance in the Financials, Health Care, and Utilities sectors.

SECTOR AND SECURITY SELECTION

During the reporting period, the Fund's portfolio managers focused on realization of the Fund's total return and income objectives by purchasing and holding income-producing equity securities with favorable valuation levels. Momentum and low-quality stocks generally outperformed value and high-quality stocks during the reporting period which had a negative influence on the Fund's performance. Small capitalization companies outperformed large capitalization companies during the reporting period, which also negatively impacted the Fund's relative performance during the reporting period.

4	The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cash flows. Investments cannot be made directly in an index.
5	The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged and, unlike the Fund, is not affected by cash flows. Investments cannot be made directly in an index.

Annual Shareholder Report

Sector allocations contributed positively, while stock selection negatively contributed to the overall performance of the Fund. An overweight position (as compared with the Benchmark) in the Information Technology sector and underweight position in the Financials sector enhanced the Fund's performance. Detracting from performance was poor stock selection in the Energy and Information Technology sectors, partially offset by positive stock selection in the Financials and Telecommunications sectors.

During the reporting period, the Fund also invested in equity linked notes. The structure is generally utilized to allow the Fund to achieve its objective of providing above average income and allow some participation in the underlying security performance. During the reporting period, the Fund primarily invested in financial sector related equity linked notes which in general underperformed the equity markets. This negatively impacted the performance of the Fund, while the yield component helped the Fund's income objective.

Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated Equity Income Fund, Inc. (Class A Shares) (the “Fund”) from November 30, 2000 to November 30, 2010, compared to the Russell 1000® Value Index (RUS1V)2 and the Fund's blended benchmark, consisting of 90% Russell 1000® Value Index/10% Bank of America Merrill Lynch 3-Month T-Bill Index (90% RUS1V/10% BOAML3MTB).2

Average Annual Total Returns[3] for the Period Ended 11/30/2010
1 Year	-0.94%
5 Years	0.26%
10 Years	0.72%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS1V and the 90% RUS1V/10% BOAML3MTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The RUS1V and the 90% RUS1V/10% BOAML3MTB are not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated Equity Income Fund, Inc. (Class B Shares) (the “Fund”) from November 30, 2000 to November 30, 2010, compared to the Russell 1000® Value Index (RUS1V)2 and the Fund's blended benchmark, consisting of 90% Russell 1000® Value Index/10% Bank of America Merrill Lynch 3-Month T-Bill Index (90% RUS1V/10% BOAML3MTB).2

Average Annual Total Returns[3] for the Period Ended 11/30/2010
1 Year	-1.53%
5 Years	0.23%
10 Years	0.65%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS1V and the 90% RUS1V/10% BOAML3MTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The RUS1V and the 90% RUS1V/10% BOAML3MTB are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable contingent deferred sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT – CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated Equity Income Fund, Inc. (Class C Shares) (the “Fund”) from November 30, 2000 to November 30, 2010, compared to the Russell 1000® Value Index (RUS1V)2 and the Fund's blended benchmark, consisting of 90% Russell 1000® Value Index/10% Bank of America Merrill Lynch 3-Month T-Bill Index (90% RUS1V/10% BOAML3MTB).2

Average Annual Total Returns[3] for the Period Ended 11/30/2010
1 Year	2.97%
5 Years	0.60%
10 Years	0.51%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

1	Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS1V and the 90% RUS1V/10% BOAML3MTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The RUS1V and the 90% RUS1V/10% BOAML3MTB are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable contingent deferred sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT – CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated Equity Income Fund, Inc. (Class F Shares) (the “Fund”) from November 30, 2000 to November 30, 2010, compared to the Russell 1000® Value Index (RUS1V)2 and the Fund's blended benchmark, consisting of 90% Russell 1000® Value Index/10% Bank of America Merrill Lynch 3-Month T-Bill Index (90% RUS1V/10% BOAML3MTB).2

Average Annual Total Returns[3] for the Period Ended 11/30/2010
1 Year	2.41%
5 Years	0.90%
10 Years	0.91%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge, as applicable.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS1V and the 90% RUS1V/10% BOAML3MTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The RUS1V and the 90% RUS1V/10% BOAML3MTB are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)

At November 30, 2010, the Fund's sector composition1 was as follows:

Sector	Percentage of Total Net Assets[2]
Financials	17.8%
Industrials	12.9%
Energy	11.8%
Health Care	11.7%
Consumer Discretionary	9.5%
Information Technology	8.5%
Materials	8.0%
Telecommunication Services	5.4%
Consumer Staples	5.3%
Utilities	5.0%
Other Securities[3]	2.7%
Cash Equivalents[4]	1.3%
Other Assets and Liabilities — Net[5]	0.1%
TOTAL	100.0%
1	Except for Other Securities, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company.
3	Other Securities include corporate bonds.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments

November 30, 2010

Shares		Value
	COMMON STOCKS – 86.7%
	Consumer Discretionary – 9.5%
44,788	Bob Evans Farms, Inc.	1,394,698
54,090	Comcast Corp., Class A	1,081,800
272,710	Cooper Tire & Rubber Co.	5,696,912
97,980	Genuine Parts Co.	4,716,757
158,915	Home Depot, Inc.	4,800,822
114,295	InterContinental Hotels Group PLC, ADR	2,044,738
52,500	Leggett and Platt, Inc.	1,086,750
127,835	Meredith Corp.	4,297,813
49,130	Omnicom Group, Inc.	2,232,467
163,700	Regal Entertainment Group	2,209,950
61,310	Target Corp.	3,490,991
29,980	Time Warner Cable, Inc.	1,844,969
107,285	Time Warner, Inc.	3,163,835
88,530	Viacom, Inc., Class B	3,349,090
	TOTAL	41,411,592
	Consumer Staples – 5.3%
90,615	Altria Group, Inc.	2,174,760
47,173	Archer-Daniels-Midland Co.	1,367,545
19,580	Diageo PLC, ADR	1,403,103
22,020	Kimberly-Clark Corp.	1,362,818
96,895	Kroger Co.	2,281,877
61,780	Molson Coors Brewing Co., Class B	2,943,817
70,700	Nu Skin Enterprises, Inc., Class A	2,234,827
56,735	Philip Morris International, Inc.	3,227,654
156,810	Reynolds American, Inc.	4,851,702
20,580	Wal-Mart Stores, Inc.	1,113,172
	TOTAL	22,961,275
	Energy – 11.8%
156,690	Chevron Corp.	12,687,189
224,280	ConocoPhillips	13,494,928
173,555	ENI SpA, ADR	6,997,738
195,135	Marathon Oil Corp.	6,531,169
40,455	Repsol YPF SA, ADR	977,797
93,285	Ship Finance International Ltd.	2,025,217
29,680	Sunoco, Inc.	1,191,355
Annual Shareholder Report

Shares		Value
40,445	Teekay Shipping Corp.	1,289,791
124,710	Total SA, ADR	6,082,107
	TOTAL	51,277,291
	Financials – 8.6%
108,953	Ace Ltd.	6,375,929
88,425	American Express Co.	3,821,728
97,370	American Financial Group, Inc.	2,996,075
139,740	Assurant, Inc.	4,928,630
19,075	Chubb Corp.	1,087,466
346,830	Hospitality Properties Trust	7,671,880
56,025	J.P. Morgan Chase & Co.	2,094,214
12,755	M & T Bank Corp.	981,625
19,755	PNC Financial Services Group	1,063,807
19,750	The Travelers Cos., Inc.	1,066,302
88,840	U.S. Bancorp	2,112,615
12,805	Vornado Realty Trust	1,044,632
80,770	Wells Fargo & Co.	2,197,752
	TOTAL	37,442,655
	Health Care – 11.7%
21,480	AstraZeneca PLC, ADR	1,008,056
18,600	Bayer AG, ADR	1,355,754
175,428	Bristol-Myers Squibb Co.	4,427,803
257,735	Cardinal Health, Inc.	9,170,211
113,065	Covidien PLC	4,756,645
125,630	Eli Lilly & Co.	4,228,706
52,375	Johnson & Johnson	3,223,681
190,650	Merck & Co., Inc.	6,571,705
582,965	Pfizer, Inc.	9,496,500
185,915	UnitedHealth Group, Inc.	6,789,616
	TOTAL	51,028,677
	Industrials – 12.9%
25,430	Baldor Electric Co.	1,609,973
18,355	CSX Corp.	1,116,168
66,835	Caterpillar, Inc.	5,654,241
42,275	Cooper Industries PLC	2,303,987
83,330	Deere & Co.	6,224,751
123,770	Dover Corp.	6,783,834
1,174,115	General Electric Co.	18,586,240
Annual Shareholder Report

Shares			Value
22,335		Honeywell International, Inc.	1,110,273
23,930		NACCO Industries, Inc., Class A	2,216,157
55,755		Parker-Hannifin Corp.	4,473,224
29,550		Tyco International Ltd.	1,119,650
67,940		United Parcel Service, Inc.	4,764,632
		TOTAL	55,963,130
		Information Technology – 8.5%
56,655	[1]	Cisco Systems, Inc.	1,085,510
93,655		IBM Corp.	13,248,436
145,150		Jabil Circuit, Inc.	2,193,217
60,385		KLA-Tencor Corp.	2,214,318
36,315		Linear Technology Corp.	1,183,869
70,025		Microchip Technology, Inc.	2,353,540
431,135		Microsoft Corp.	10,868,913
421,305		Nokia Oyj, Class A, ADR	3,888,645
		TOTAL	37,036,448
		Materials – 8.0%
130,165		ArcelorMittal	4,123,627
212,555		Dow Chemical Co.	6,627,465
54,540		Freeport-McMoran Copper & Gold, Inc.	5,525,993
164,220		Huntsman Corp.	2,540,483
43,555		International Paper Co.	1,087,568
48,340		PPG Industries, Inc.	3,768,587
120,825		RPM International, Inc.	2,474,496
80,360		Rio Tinto PLC, ADR	5,153,487
49,175		Sonoco Products Co.	1,610,973
112,989		Worthington Industries, Inc.	1,810,084
		TOTAL	34,722,763
		Telecommunication Services – 5.4%
503,020		AT&T, Inc.	13,978,926
74,100		BCE, Inc.	2,510,508
287,380		Vodafone Group PLC, ADR	7,201,743
		TOTAL	23,691,177
		Utilities – 5.0%
302,585		CMS Energy Corp.	5,437,452
173,280		DPL, Inc.	4,389,182
27,600		DTE Energy Co.	1,229,580
51,990		NICOR, Inc.	2,248,568
Annual Shareholder Report

Shares			Value
32,955		National Grid PLC, ADR	1,483,634
62,460		Northeast Utilities Co.	1,942,506
95,625		ONEOK, Inc.	4,887,394
		TOTAL	21,618,316
		TOTAL COMMON STOCKS (IDENTIFIED COST $335,261,428)	377,153,324
		Preferred Stocks – 9.2%
		Financials – 9.2%
107,320		Citigroup, Inc., Conv. Pfd., 7.500%	13,415,000
182,500	[1]	Credit Suisse (USA), Inc., PERCS	10,540,288
164,300	[1,2,3]	Goldman Sachs Group, Inc., PERCS	4,201,315
423,980		XL Group PLC, Conv. Pfd., 10.750%	12,108,869
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $39,724,167)	40,265,472
		MUTUAL FUNDS – 4.0%;4
5,662,062	[5]	Federated Prime Value Obligations Fund, Institutional Shares, 0.21%	5,662,062
1,794,126		High Yield Bond Portfolio	11,661,820
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $15,248,780)	17,323,882
		TOTAL INVESTMENTS — 99.9% (IDENTIFIED COST $390,234,375)[6]	434,742,678
		OTHER ASSETS AND LIABILITIES - NET — 0.1%[7]	474,071
		TOTAL NET ASSETS — 100%	$435,216,749
1	Non-income producing security.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2010, this restricted security amounted to $4,201,315, which represented 1.0% of total net assets.
3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors (the “Directors”). At November 30, 2010, this liquid restricted security amounted to $4,201,315, which represented 1.0% of total net assets.
4	Affiliated companies.
5	7-Day net yield.
6	The cost for federal tax purposes amounts to $392,319,427.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2010.

Annual Shareholder Report

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2010, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 — Quoted Prices and Investments in Mutual Funds*	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
Domestic	$315,051,168	$ —	$ —	$315,051,168
International	62,102,156	—	—	62,102,156
Preferred Stock
Domestic	13,415,000	14,741,603	—	28,156,603
International	12,108,869	—	—	12,108,869
Mutual Funds	17,323,882	—	—	17,323,882
TOTAL SECURITIES	$420,001,075	$14,741,603	$ —	$434,742,678
*	High Yield Bond Portfolio is an affiliated holding offered only to registered investment companies and other accredited investors.

The following acronyms are used throughout this portfolio:

ADR	— American Depositary Receipt
PERCS	— Preferred Equity Redemption Cumulative Stock

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Assets and Liabilities

November 30, 2010

Assets:
Total investments in securities, at value including $17,323,882 of investments in affiliated issuers (Note 5) (identified cost $390,234,375)		$434,742,678
Income receivable		1,808,882
Receivable for shares sold		207,364
TOTAL ASSETS		436,758,924
Liabilities:
Payable for shares redeemed	$851,639
Bank overdraft	254,129
Payable for transfer and dividend disbursing agent fees and expenses	162,140
Payable for auditing fees	25,376
Payable for distribution services fee (Note 5)	43,413
Payable for shareholder services fee (Note 5)	132,385
Accrued expenses	73,093
TOTAL LIABILITIES		1,542,175
Net assets for 27,284,353 shares outstanding		$435,216,749
Net Assets Consist of:
Paid-in capital		$586,567,030
Net unrealized appreciation of investments		44,508,303
Accumulated net realized loss on investments, written options, futures contracts and foreign currency transactions		(196,192,426)
Undistributed net investment income		333,842
TOTAL NET ASSETS		$435,216,749
Annual Shareholder Report

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($351,449,099 ÷ 22,030,788 shares outstanding), $0.01 par value, 500,000,000 shares authorized	$15.95
Offering price per share (100/94.50 of $15.95)	$16.88
Redemption proceeds per share	$15.95
Class B Shares:
Net asset value per share ($27,521,300 ÷ 1,727,656 shares outstanding), $0.01 par value, 500,000,000 shares authorized	$15.93
Offering price per share	$15.93
Redemption proceeds per share (94.50/100 of $15.93)	$15.05
Class C Shares:
Net asset value per share ($33,660,111 ÷ 2,110,982 shares outstanding), $0.01 par value, 500,000,000 shares authorized	$15.95
Offering price per share	$15.95
Redemption proceeds per share (99.00/100 of $15.95)	$15.79
Class F Shares:
Net asset value per share ($22,586,239 ÷ 1,414,927 shares outstanding), $0.01 par value, 500,000,000 shares authorized	$15.96
Offering price per share (100/99.00 of $15.96)	$16.12
Redemption proceeds per share (99.00/100 of $15.96)	$15.80

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Operations

Year Ended November 30, 2010

Investment Income:
Dividends (including $834,302 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $403,216)		$19,674,620
Expenses:
Investment adviser fee (Note 5)	$2,951,246
Administrative personnel and services fee (Note 5)	383,985
Custodian fees	24,401
Transfer and dividend disbursing agent fees and expenses	1,022,132
Directors'/Trustees' fees	9,037
Auditing fees	25,431
Legal fees	5,614
Portfolio accounting fees	130,169
Distribution services fee — Class B Shares (Note 5)	236,777
Distribution services fee — Class C Shares (Note 5)	264,388
Distribution services fee — Class F Shares (Note 5)	58,171
Shareholder services fee — Class A Shares (Note 5)	975,576
Shareholder services fee — Class B Shares (Note 5)	78,926
Shareholder services fee — Class C Shares (Note 5)	87,759
Shareholder services fee — Class F Shares (Note 5)	58,171
Account administration fee — Class A Shares	21,818
Account administration fee — Class C Shares	370
Share registration costs	60,991
Printing and postage	83,469
Insurance premiums	4,575
Taxes	36,998
Miscellaneous	11,502
TOTAL EXPENSES	6,531,506
Annual Shareholder Report

Statement of Operations — continued
Reimbursements, Waiver and Reduction:
Reimbursement of investment adviser fee (Note 5)	$(21,024)
Waiver of administrative personnel and services fee (Note 5)	(9,668)
Reimbursement of shareholder services fee — Class A Shares (Note 5)	(291,774)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(29,949)
TOTAL REIMBURSEMENTS, WAIVER AND REDUCTION		$(352,415)
Net expenses			$6,179,091
Net investment income			13,495,529
Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including realized gain of $2,408,823 on sales of investments in affiliated issuers (Note 5))			29,132,514
Net realized loss on written options			(1,373,683)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(20,620,413)
Net realized and unrealized gain on investments, written options and foreign currency transactions			7,138,418
Change in net assets resulting from operations			$20,633,947

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income	$13,495,529	$17,775,111
Net realized gain (loss) on investments, written options and foreign currency transactions	27,758,831	(105,053,311)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(20,620,413)	165,474,126
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	20,633,947	78,195,926
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(12,039,573)	(14,288,183)
Class B Shares	(710,630)	(991,705)
Class C Shares	(799,271)	(833,678)
Class F Shares	(633,869)	(632,923)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(14,183,343)	(16,746,489)
Share Transactions:
Proceeds from sale of shares	43,304,366	85,580,170
Net asset value of shares issued to shareholders in payment of distributions declared	12,724,274	14,747,471
Cost of shares redeemed	(184,973,797)	(202,861,186)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(128,945,157)	(102,533,545)
Change in net assets	(122,494,553)	(41,084,108)
Net Assets:
Beginning of period	557,711,302	598,795,410
End of period (including undistributed net investment income of $333,842 and $1,031,044, respectively)	$435,216,749	$557,711,302

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Notes to Financial Statements

November 30, 2010

1. ORGANIZATION

Federated Equity Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide above-average income and capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury Annual Shareholder Report and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Annual Shareholder Report

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2010, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2010, tax years 2007 through 2010 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2010, the Fund had no outstanding foreign exchange contracts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the Annual Shareholder Report respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Option Contracts

The Fund may buy or sell put and call options to maintain flexibility, produce income or hedge. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.

Annual Shareholder Report

The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at November 30, 2009	—	$ —
Contracts written	52,223,385	1,633,716
Contracts bought back	52,223,385	1,633,716
Outstanding at November 30, 2010	—	$ —

At November 30, 2010, the Fund had no outstanding written option contracts.

Additional Disclosure Related to Derivative Instruments

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2010

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Options Purchased	Options Written	Forward Currency Contracts	Total
Foreign exchange contracts	$ —	$ —	$(551)	$(551)
Equity contracts	$(1,517,070)	$(1,373,683)	$ —	$(2,890,753)
Total	$(1,517,070)	$(1,373,683)	$(551)	$(2,891,304)

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2010		2009
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,208,894	$35,000,389	5,495,621	$74,974,141
Shares issued to shareholders in payment of distributions declared	697,000	10,854,670	917,992	12,631,937
Shares redeemed	(10,089,245)	(158,177,133)	(11,623,458)	(159,978,406)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(7,183,351)	$(112,322,074)	(5,209,845)	$(72,372,328)
Annual Shareholder Report

Year Ended November 30	2010		2009
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	247,390	$3,948,773	322,843	$4,383,488
Shares issued to shareholders in payment of distributions declared	42,857	663,798	66,483	906,740
Shares redeemed	(943,841)	(14,779,860)	(2,254,209)	(30,407,820)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(653,594)	$(10,167,289)	(1,864,883)	$(25,117,592)
Year Ended November 30	2010		2009
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	153,288	$2,426,538	298,271	$4,036,254
Shares issued to shareholders in payment of distributions declared	42,711	662,087	49,119	677,087
Shares redeemed	(482,035)	(7,612,412)	(629,451)	(8,601,000)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(286,036)	$(4,523,787)	(282,061)	$(3,887,659)
Year Ended November 30	2010		2009
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	120,677	$1,928,666	158,404	$2,186,287
Shares issued to shareholders in payment of distributions declared	34,959	543,719	38,467	531,707
Shares redeemed	(279,672)	(4,404,392)	(279,592)	(3,873,960)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(124,036)	$(1,932,007)	(82,721)	$(1,155,966)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(8,247,017)	$(128,945,157)	(7,439,510)	$(102,533,545)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions and regulatory settlement proceeds.

For the year ended November 30, 2010, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(21,163)	$(9,388)	$30,551
Annual Shareholder Report

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2010 and 2009, was as follows:

	2010	2009
Ordinary income	$14,183,343	$16,746,489

As of November 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$408,692
Net unrealized appreciation	$42,348,401
Capital loss carryforwards	$(194,107,374)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and straddle loss deferral.

At November 30, 2010, the cost of investments for federal tax purposes was $392,319,427. The net unrealized appreciation of investments for federal tax purposes was $42,423,251. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $50,186,162 and net unrealized depreciation from investments for those securities having an excess of cost over value of $7,762,911.

At November 30, 2010, the Fund had a capital loss carryforward of $194,107,374 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$85,472,468
2017	$108,634,906

The Fund used capital loss carryforwards of $27,885,249 to offset taxable capital gains realized during the year ended November 30, 2010.

At November 30, 2010, for federal tax purposes, the Fund had $183,618 in straddle loss deferrals.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee.

Annual Shareholder Report

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2010, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $9,668 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.25%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2010, FSC retained $81,172 of fees paid by the Fund. For the year ended November 30, 2010, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Directors.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2010, FSC retained $19,783 in sales charges from the sale of Class A Shares. FSC also retained $834 of CDSC relating to redemptions of Class C Shares and $1,961 relating to redemptions of Class F Shares.

Annual Shareholder Report

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $5,758 of Service Fees for the year ended November 30, 2010. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended November 30, 2010, FSSC voluntarily reimbursed $291,774 of Service Fees. For the year ended November 30, 2010, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares (after the voluntary waivers and reimbursements) will not exceed 1.13% (the “Fee Limit”), through the later of (the “Termination Date”): (a) January 31, 2012; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.

Interfund Transactions

During the year ended November 30, 2010, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $8,228,505 and $6,634,733, respectively.

General

Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Annual Shareholder Report

Transactions Involving Affiliated Holdings

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2010, the Adviser reimbursed $21,024. Transactions involving the affiliated holdings during the year ended November 30, 2010, were as follows:

Affiliates	Balance of Shares Held 11/30/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2010	Value	Dividend Income
Federated Prime Value Obligations Fund, Institutional Shares	4,868,788	335,979,633	335,186,359	5,662,062	$5,662,062	$41,302
High Yield Bond Portfolio	2,545,017	898,324	1,649,215	1,794,126	$11,661,820	$793,000
TOTAL OF AFFILIATED TRANSACTIONS	7,413,805	336,877,957	336,835,574	7,456,188	$17,323,882	$834,302

6. EXPENSE Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2010, the Fund's expenses were reduced by $29,949 under these arrangements.

7. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2010, were as follows:

Purchases	$515,344,227
Sales	$646,270,164

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2010, there were no outstanding loans. During the year ended November 30, 2010, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2010, there were no outstanding loans. During the year ended November 30, 2010, the program was not utilized.

Annual Shareholder Report

10. Legal Proceedings

Since February, 2004, Federated Investors, Inc. and related entities (collectively, “Federated”), have been named as defendants in several lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated-sponsored mutual funds (“Federated Funds”). Federated and its counsel have been defending this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Federated Funds or other adverse consequences for the Federated Funds.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2010, 100% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended November 30, 2010, 94.65% qualify for the dividend received deduction available to corporate shareholders.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF Federated equity income fund, inc.:

We have audited the accompanying statement of assets and liabilities of Federated Equity Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Equity Income Fund, Inc., at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 25, 2011

Annual Shareholder Report

Board of Directors and Corporation Officers

The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2010, the Corporation comprised one portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

Interested DIRECTORS Background

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Began serving: June 1986	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND Director Began serving: June 1986	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT DIRECTORS Background

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Director Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Director Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Director Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Director Began serving: August 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Began serving: January 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management and director experience.
R. James Nicholson Birth Date: February 4, 1938 Director Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Qualifications: Legal, government, business management and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Director Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held: Trustee, Saint Vincent College; Director, Alleghany Corporation; Trustee, Wheeling Jesuit University; Director, Liberty Tire Recycling.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
Qualifications: Business management, education and director experience.

OFFICERS

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: June 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Annual Shareholder Report

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
John L. Nichol Birth Date: May 21, 1963 VICE PRESIDENT Began serving: May 2004	Principal Occupations: John L. Nichol has been the Fund's Portfolio Manager since October 2002. He is Vice President of the Corporation. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol has received the Chartered Financial Analyst designation. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract – May 2010

Federated Equity Income Fund, INc. (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2010. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

For the periods covered by the report, the Fund's performance for the three- and five-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or Annual Shareholder Report reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these Annual Shareholder Report circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Equity Income Fund, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407

8042506 (1/11)

Federated is a registered mark of Federated Investors, Inc.
2011  ©Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr. and Thomas M. O’Neill.

Item 4.                      Principal Accountant Fees and Services

(a)           Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $25,400

Fiscal year ended 2009 - $25,400

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $24

Fiscal year ended 2009 - $31

Audit Committee Meetings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $0

Fiscal year ended 2009 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $0

Fiscal year ended 2009 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $17,375 and $6,044 respectively.  Fiscal year end 2010 – Service fee for analysis of potential Passive Foreign Investment Company holdings.  Fiscal year end 2009 – Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2010 - $286,749

Fiscal year ended 2009 - $156,744

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                                Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                                Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                                Federated Equity Income Fund, Inc.

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer

Date                      ___January 24, 2011____

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue
Principal Executive Officer

Date                      ___January 25, 2011____

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer

Date                      ___January 24, 2011____